Exhibit 99.1

For Immediate Release

Contact:	Ken Bond Oracle Investor Relations 1.650.607.0349 ken.bond@oracle.com	Karen Tillman Oracle Corporate Communications 1.650.607.0326 karen.tillman@oracle.com

ORACLE REPORTS Q4 GAAP EPS OF $0.46, NON-GAAP EPS $0.60

GAAP Revenue Up 39%, GAAP Net Income Up 25%, Non-GAAP Net Income Up 31%

REDWOOD SHORES, Calif., June 24, 2010 — Oracle Corporation (NASDAQ: ORCL) today announced fiscal 2010 Q4 GAAP total revenues were up 39% to $9.5 billion, while non-GAAP total revenues were up 40% to $9.6 billion. GAAP new software license revenues were up 14% to $3.1 billion. GAAP software license updates and product support revenues were up 12% to $3.4 billion, while non-GAAP software license updates and product support revenues were up 13% to $3.5 billion. GAAP operating income was up 14% to $3.3 billion, and GAAP operating margin was 35%. Non-GAAP operating income was up 26% to $4.4 billion, and non-GAAP operating margin was 46%. GAAP net income was up 25% to $2.4 billion, while non-GAAP net income was up 31% to $3.0 billion. GAAP earnings per share were $0.46, up 24% compared to last year while non-GAAP earnings per share were up 30% to $0.60. GAAP operating cash flow on a trailing twelve-month basis was $8.7 billion. Oracle estimates that in Q4 of fiscal 2010, Sun reduced GAAP operating income by approximately $100 million, including $176 million of amortization, and contributed approximately $400 million to non-GAAP operating income.

For fiscal year 2010, GAAP total revenues were up 15% to $26.8 billion, while non-GAAP total revenues were up 15% to $27.0 billion. Fiscal year 2010 GAAP new software license revenues were up 6% to $7.5 billion. GAAP software license updates and product support revenues were up 11% to $13.1 billion, while non-GAAP software license updates and product support revenues were up 10% to $13.2 billion. GAAP operating income was up 9% to $9.1 billion, and GAAP operating margin was 34%. Non-GAAP operating income was up 15% to $12.5 billion, and non-GAAP operating margin was 46%. GAAP net income was up 10% to $6.1 billion, while non-GAAP net income was up 15% to $8.5 billion. GAAP earnings per share were $1.21, up 11% compared to last year while non-GAAP earnings per share were up 16% to $1.67.

“We executed better than expected on both the top and bottom line for the quarter,” said Oracle CFO, Jeff Epstein. “This strong performance plus disciplined business management led to a non-GAAP operating margin of 46% in Q4, fully including the $1.2 billion of Sun systems hardware that we sold in the quarter.”

“We estimate that Sun contributed over $400 million to non-GAAP operating income in our Q4,” said Oracle President, Safra Catz. “This compares with a loss in Sun’s quarter ending June of last year, when Sun was an independent company. Now that Sun is profitable, we have increased confidence that we will meet or exceed our goal of Sun contributing $1.5 billion to non-GAAP operating income in FY2011, and $2.0 billion in FY2012.”

“We continue to take large chunks of market share away from SAP,” said Oracle President, Charles Phillips. “Over the last twelve months Oracle’s applications business has grown 5% on a constant dollar basis while SAP’s business has declined 24% over their previous four quarters. This trend has been going on for a long time: Oracle’s applications business has grown 60% in the last four years while SAP’s business is 7% smaller than it was four years ago.”

“Version 2 of our Sun Exadata database machine outperforms IBM’s fastest computer in both data warehousing and transaction processing,” said Oracle CEO, Larry Ellison. “As a result, some of IBM’s largest customers began buying Exadata machines rather than big IBM servers in Q4 of FY2010. And the FY2011 Exadata sales pipeline is fast approaching the $1 billion mark.”

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on July 14, 2010, with a payment date of August 4, 2010. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

The estimate of the Sun contribution to operating income referred to above includes allocations of general and administrative expenses and other costs which cannot be directly identified as a result of the integration of the Sun and Oracle businesses to date. For additional information, please see footnote 8 in the Reconciliation of Selected GAAP Measures to non-GAAP Measures. Additional reconciliations can be found in the attached tables and at www.oracle.com/investors.

Q4 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (866) 288-9872 or (913) 312-2900, Passcode: 911443. To access the live web broadcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit our website at http://www.oracle.com or call Investor Relations at (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, beliefs, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our entrance into the hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this new business. (4) We have an active acquisition program and our acquisitions, including our acquisition of Sun Microsystems, may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of June 24, 2010. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q4 FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended May 31,				% Increase	% Increase (Decrease)
	2010	% of Revenues	2009	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$3,135	33%	$2,744	40%	14%	15%
Software license updates and product support	3,431	36%	3,052	44%	12%	11%

Software Revenues	6,566	69%	5,796	84%	13%	13%

Hardware systems products	1,233	13%	—	0%	*	*
Hardware systems support	598	6%	—	0%	*	*

Hardware Systems Revenues	1,831	19%	—	0%	*	*

Services	1,108	12%	1,065	16%	4%	3%

Total Revenues	9,505	100%	6,861	100%	39%	38%

OPERATING EXPENSES
Sales and marketing	1,745	18%	1,326	19%	32%	31%
Software license updates and product support	292	3%	293	4%	0%	(2%)
Hardware systems products	675	7%	—	0%	*	*
Hardware systems support	306	4%	—	0%	*	*
Services	969	10%	886	13%	9%	8%
Research and development	1,063	11%	731	11%	46%	44%
General and administrative	293	3%	214	3%	37%	36%
Amortization of intangible assets	605	6%	437	7%	38%	38%
Acquisition related and other	103	1%	19	0%	450%	441%
Restructuring	154	2%	71	1%	117%	116%

Total Operating Expenses	6,205	65%	3,977	58%	56%	54%

OPERATING INCOME	3,300	35%	2,884	42%	14%	15%
Interest expense	(201)	(2%)	(159)	(2%)	27%	27%
Non-operating income (expense), net	(24)	0%	29	0%	(181%)	(171%)

INCOME BEFORE PROVISION FOR INCOME TAXES	3,075	33%	2,754	40%	12%	12%

Provision for income taxes	711	8%	863	12%	(18%)	(17%)

NET INCOME	$2,364	25%	$1,891	28%	25%	26%

EARNINGS PER SHARE:
Basic	$0.47		$0.38
Diluted	$0.46		$0.38
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,022		4,995
Diluted	5,090		5,043
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended May 31, 2010 compared with the corresponding prior year period increased our revenues by 1 percentage point, operating expenses by 2 percentage points and reduced our operating income by 1 percentage point.

*	Not meaningful

ORACLE CORPORATION

Q4 FISCAL 2010 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$9,505	$126	$9,631	$6,861	$20	$6,881	39%	40%	38%	39%
TOTAL SOFTWARE REVENUES (3)	$6,566	$36	$6,602	$5,796	$20	$5,816	13%	14%	13%	13%
New software licenses	3,135	—	3,135	2,744	—	2,744	14%	14%	15%	15%
Software license updates and product support (3)	3,431	36	3,467	3,052	20	3,072	12%	13%	11%	11%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,831	$90	$1,921	$—	$—	$—	*	*	*	*
Hardware systems products	1,233	—	1,233	—	—	—	*	*	*	*
Hardware systems support (4)	598	90	688	—	—	—	*	*	*	*

TOTAL OPERATING EXPENSES	$6,205	$(989)	$5,216	$3,977	$(609)	$3,368	56%	55%	54%	53%
Hardware systems products	675	(6)	669	—	—	—	*	*	*	*
Stock-based compensation (5)	121	(121)	—	82	(82)	—	51%	*	51%	*
Amortization of intangible assets (6)	605	(605)	—	437	(437)	—	38%	*	38%	*
Acquisition related and other	103	(103)	—	19	(19)	—	450%	*	441%	*
Restructuring	154	(154)	—	71	(71)	—	117%	*	116%	*

OPERATING INCOME	$3,300	$1,115	$4,415	$2,884	$629	$3,513	14%	26%	15%	26%

OPERATING MARGIN %	35%		46%	42%		51%	(732) bp	(522) bp	(694) bp	(483) bp

INCOME TAX EFFECTS (7)	$711	$431	$1,142	$863	$197	$1,060	(18%)	8%	(17%)	8%

NET INCOME	$2,364	$684	$3,048	$1,891	$432	$2,323	25%	31%	26%	32%

DILUTED EARNINGS PER SHARE	$0.46		$0.60	$0.38		$0.46	24%	30%	25%	30%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,090	—	5,090	5,043	—	5,043	1%	1%	1%	1%

ESTIMATED OPERATING INCOME CONTRIBUTION FROM SUN (8)	$(91)	$503	$412	$—	$—	$—	*	*	*	*

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2010, approximately $61 million and $25 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2011 and fiscal 2012, respectively, due to business combination accounting rules.

(4)	As of May 31, 2010, approximately $148 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended May 31, 2010			Three Months Ended May 31, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$24	$(24)	$—	$16	$(16)	$—
Software license updates and product support	5	(5)	—	4	(4)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	—	—	—
Services	4	(4)	—	3	(3)	—
Research and development	50	(50)	—	34	(34)	—
General and administrative	36	(36)	—	25	(25)	—

Subtotal	121	(121)	—	82	(82)	—

Acquisition related and other	5	(5)	—	1	(1)	—

Total stock-based compensation	$126	$(126)	$—	$83	$(83)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2010 is as follows:

Fiscal 2011	$2,285
Fiscal 2012	2,006
Fiscal 2013	1,638
Fiscal 2014	1,354
Fiscal 2015	1,015
Thereafter	638

Total intangible assets subject to amortization	8,936
In-process research and development	385

Total intangible assets, net	$9,321

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 23.1% and 31.3% in the fourth quarter of fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 27.3% and 31.3% in the fourth quarter of fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax expense in the fourth quarter of fiscal 2010 were due to the income tax effects of non-GAAP pretax income adjustments including differences in jurisdictional tax rates, and related tax benefits attributable to our restructuring expenses in this period. The differences were also due to income tax effects related to acquired tax exposures.

(8)	Our hardware systems business had a margin of $406 million during the three months ended May 31, 2010 and was comprised of revenues and expenses that were directly attributable to our hardware systems business. A portion of Sun's legacy businesses, however, are also included in our software and services businesses. We estimate that during the three months ended May 31, 2010, Sun reduced our GAAP operating income by approximately $91 million and increased our non-GAAP operating income by approximately $412 million after including research and development expenses, an allocation of margin from Sun to our software and services businesses and an allocation of general and administrative expenses and other expenses, which cannot be directly identified as a result of the integration of Sun into our operations to date:

	Three Months Ended May 31, 2010
	GAAP	Adj.	Non-GAAP
Hardware systems business direct revenues & expenses, net**	$586	$96	$682
Stock-based compensation (5)**	(4)	4	—
Amortization of intangible assets (6)**	(176)	176	—

Total hardware systems business margin**	406	276	682
Allocation of margin from other Sun businesses***	139	27	166
Research and development expenses	(338)	—	(338)
Allocation of general and administrative expenses and other	(98)	—	(98)
Allocation of acquisition related and other (1)	(93)	93	—
Allocation of restructuring (1)	(107)	107	—

Total Sun contribution to operating margin	$(91)	$503	$412

*	Not meaningful

**	Derived from the total margin of, and other expenses allocated to, our hardware systems businesses as reported in Management's Discussion and Analysis of Financial Condition and Results of Operations within our Form 10-Q for the nine months ended February 28, 2010 and our to be filed Form 10-K for the fiscal year ended May 31, 2010. Our hardware systems business’ direct revenues and expenses, net pursuant to GAAP include fair value adjustments of $90 million related to our hardware systems support revenues and $6 million related to our hardware systems products expenses. Our non-GAAP hardware systems business' direct revenues and expenses, net exclude these fair value adjustments and also exclude an allocation of stock-based compensation and amortization of intangible assets. Refer to Appendix A for a more complete discussion of these adjustments.

***	Represents management’s estimated allocation of Sun’s direct revenues and expenses contributions to our software and services businesses. The GAAP calculation presented includes fair value adjustments of $27 million related to our software license updates and product support revenues. Our non-GAAP allocation of margin excludes this fair value adjustment. Refer to Appendix A for a more complete discussion of this fair value adjustment.

ORACLE CORPORATION

FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Year Ended May 31,					% Increase		% Increase (Decrease)
	2010	% of Revenues		2009	% of Revenues	(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$7,533	28%		$7,123	31%	6%		4%
Software license updates and product support	13,092	49%		11,754	50%	11%		10%

Software Revenues	20,625	77%		18,877	81%	9%		8%

Hardware systems products	1,506	6%		—	0%	*		*
Hardware systems support	784	3%		—	0%	*		*

Hardware Systems Revenues	2,290	9%		—	0%	*		*

Services	3,905	14%		4,375	19%	(11%	)	(12%	)

Total Revenues	26,820	100%		23,252	100%	15%		14%

OPERATING EXPENSES
Sales and marketing	5,080	19%		4,638	20%	10%		8%
Software license updates and product support	1,063	4%		1,088	4%	(2%	)	(4%	)
Hardware systems products	880	3%		—	0%	*		*
Hardware systems support	423	2%		—	0%	*		*
Services	3,398	13%		3,706	16%	(8%	)	(9%	)
Research and development	3,254	12%		2,767	12%	18%		17%
General and administrative	911	3%		785	3%	16%		16%
Amortization of intangible assets	1,973	7%		1,713	7%	15%		15%
Acquisition related and other	154	1%		117	1%	32%		36%
Restructuring	622	2%		117	1%	432%		423%

Total Operating Expenses	17,758	66%		14,931	64%	19%		18%

OPERATING INCOME	9,062	34%		8,321	36%	9%		6%
Interest expense	(754)	(3%	)	(630)	(3%)	20%		20%
Non-operating income (expense), net	(65)	0%		143	1%	(145%	)	(144%	)

INCOME BEFORE PROVISION FOR INCOME TAXES	8,243	31%		7,834	34%	5%		3%

Provision for income taxes	2,108	8%		2,241	10%	(6%	)	(9%	)

NET INCOME	$6,135	23%		$5,593	24%	10%		7%

EARNINGS PER SHARE:
Basic	$1.22			$1.10
Diluted	$1.21			$1.09
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,014			5,070
Diluted	5,073			5,130
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the year ended May 31, 2010 compared with the corresponding prior year increased our revenues by 1 percentage point, operating expenses by 1 percentage point and operating income by 3 percentage points.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2010 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Year Ended May 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$26,820	$214	$27,034	$23,252	$243	$23,495	15%	15%	14%	14%
TOTAL SOFTWARE REVENUES (3)	$20,625	$86	$20,711	$18,877	$243	$19,120	9%	8%	8%	7%
New software licenses	7,533	—	7,533	7,123	—	7,123	6%	6%	4%	4%
Software license updates and product support (3)	13,092	86	13,178	11,754	243	11,997	11%	10%	10%	8%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$2,290	$128	$2,418	$—	$—	$—	*	*	*	*
Hardware systems products	1,506	—	1,506	—	—	—	*	*	*	*
Hardware systems support (4)	784	128	912	—	—	—	*	*	*	*

TOTAL OPERATING EXPENSES	$17,758	$(3,199)	$14,559	$14,931	$(2,287)	$12,644	19%	15%	18%	14%
Hardware systems products	880	(29)	851	—	—	—	*	*	*	*
Stock-based compensation (5)	421	(421)	—	340	(340)	—	24%	*	24%	*
Amortization of intangible assets (6)	1,973	(1,973)	—	1,713	(1,713)	—	15%	*	15%	*
Acquisition related and other	154	(154)	—	117	(117)	—	32%	*	36%	*
Restructuring	622	(622)	—	117	(117)	—	432%	*	423%	*

OPERATING INCOME	$9,062	$3,413	$12,475	$8,321	$2,530	$10,851	9%	15%	6%	13%

OPERATING MARGIN %	34%		46%	36%		46%	(200) bp	(4) bp	(237) bp	(28) bp

INCOME TAX EFFECTS (7)	$2,108	$1,054	$3,162	$2,241	$730	$2,971	(6%)	6%	(9%)	4%

NET INCOME	$6,135	$2,359	$8,494	$5,593	$1,800	$7,393	10%	15%	7%	13%

DILUTED EARNINGS PER SHARE	$1.21		$1.67	$1.09		$1.44	11%	16%	8%	14%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,073	—	5,073	5,130	—	5,130	(1%)	(1%)	(1%)	(1%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2009, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of May 31, 2010, approximately $61 million and $25 million in estimated revenues related to assumed software support contracts will not be recognized for fiscal 2011 and fiscal 2012, respectively, due to business combination accounting rules.

(4)	As of May 31, 2010, approximately $148 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Year Ended May 31, 2010			Year Ended May 31, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$81	$(81)	$—	$67	$(67)	$—
Software license updates and product support	17	(17)	—	13	(13)	—
Hardware systems products	3	(3)	—	—	—	—
Hardware systems support	2	(2)	—	—	—	—
Services	14	(14)	—	12	(12)	—
Research and development	172	(172)	—	155	(155)	—
General and administrative	132	(132)	—	93	(93)	—

Subtotal	421	(421)	—	340	(340)	—

Acquisition related and other	15	(15)	—	15	(15)	—

Total stock-based compensation	$436	$(436)	$—	$355	$(355)	$—

(6)	Estimated future annual amortization expense related to intangible assets as of May 31, 2010 is as follows:

Fiscal 2011	$2,285
Fiscal 2012	2,006
Fiscal 2013	1,638
Fiscal 2014	1,354
Fiscal 2015	1,015
Thereafter	638

Total intangible assets subject to amortization	8,936
In-process research and development	385

Total intangible assets, net	$9,321

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 25.6% and 28.6% in fiscal 2010 and 2009, respectively, and an effective non-GAAP tax rate of 27.1% and 28.7% in fiscal 2010 and 2009, respectively. The differences between our GAAP and non-GAAP tax expense in fiscal 2010 were due to the income tax effects of non-GAAP pretax income adjustments including differences in jurisdictional tax rates, and related tax benefits attributable to our restructuring expenses in this period. The differences in fiscal 2010 and 2009 were also due to income tax effects related to acquired tax exposures.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2010	May 31, 2009
ASSETS
Current Assets:
Cash and cash equivalents	$9,914	$8,995
Marketable securities	8,555	3,629
Trade receivables, net	5,585	4,430
Inventories	259	—
Deferred tax assets	1,159	661
Prepaid expenses and other current assets	1,532	866

Total Current Assets	27,004	18,581

Non-Current Assets:
Property, plant and equipment, net	2,763	1,922
Intangible assets, net	9,321	7,269
Goodwill	20,425	18,842
Other assets	2,065	802

Total Non-Current Assets	34,574	28,835

TOTAL ASSETS	$61,578	$47,416

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$3,145	$1,001
Accounts payable	775	271
Accrued compensation and related benefits	1,895	1,409
Deferred revenues	5,900	4,592
Other current liabilities	2,976	1,876

Total Current Liabilities	14,691	9,149
Non-Current Liabilities:
Notes payable and other non-current borrowings	11,510	9,237
Income taxes payable	2,695	2,423
Deferred tax liabilities	424	480
Other non-current liabilities	1,059	682

Total Non-Current Liabilities	15,688	12,822
Equity	31,199	25,445

TOTAL LIABILITIES AND EQUITY	$61,578	$47,416

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2010	2009
Cash Flows From Operating Activities:
Net income	$6,135	$5,593
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	298	263
Amortization of intangible assets	1,973	1,713
Deferred income taxes	(511)	(395)
Stock-based compensation	436	355
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	203	252
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(110)	(194)
Other, net	13	185
Changes in operating assets and liabilities, net of effects from acquisitions:
(Increase) decrease in trade receivables, net	(219)	454
Decrease in inventories	73	—
Decrease in prepaid expenses and other assets	340	145
Decrease in accounts payable and other liabilities	(360)	(691)
(Decrease) increase in income taxes payable	(79)	142
Increase in deferred revenues	489	433

Net cash provided by operating activities	8,681	8,255

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(15,703)	(9,315)
Proceeds from maturities and sales of marketable securities and other investments	11,220	8,404
Acquisitions, net of cash acquired	(5,606)	(1,159)
Capital expenditures	(230)	(529)

Net cash used for investing activities	(10,319)	(2,599)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(992)	(3,972)
Proceeds from issuances of common stock	874	760
Payment of dividends to stockholders	(1,004)	(250)
Proceeds from borrowings, net of issuance costs	7,220	—
Repayments of borrowings	(3,582)	(1,004)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	110	194
Distributions to noncontrolling interests	(59)	(53)
Other, net	97	(97)

Net cash provided by (used for) financing activities	2,664	(4,422)

Effect of exchange rate changes on cash and cash equivalents	(107)	(501)

Net increase in cash and cash equivalents	919	733

Cash and cash equivalents at beginning of period	8,995	8,262

Cash and cash equivalents at end of period	$9,914	$8,995

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2009				Fiscal 2010
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

GAAP Operating Cash Flow	$7,941	$8,089	$8,542	$8,255	$8,753	$8,654	$8,178	$8,681

Capital Expenditures (2)	(479)	(486)	(539)	(529)	(261)	(230)	(199)	(230)

Free Cash Flow	$7,462	$7,603	$8,003	$7,726	$8,492	$8,424	$7,979	$8,451

% Growth over prior year	20%	15%	14%	8%	14%	11%	0%	9%

GAAP Net Income	$5,758	$5,750	$5,739	$5,593	$5,640	$5,802	$5,663	$6,135

Free Cash Flow as a % of Net Income	130%	132%	139%	138%	151%	145%	141%	138%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2009										Fiscal 2010
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4		TOTAL

REVENUES
New software licenses	$1,237		$1,626		$1,516		$2,744		$7,123		$1,028		$1,653		$1,718		$3,135		$7,533
Software license updates and product support	2,935		2,850		2,917		3,052		11,754		3,117		3,247		3,297		3,431		13,092

Software Revenues	4,172		4,476		4,433		5,796		18,877		4,145		4,900		5,015		6,566		20,625
Hardware systems products	—		—		—		—		—		—		—		273		1,233		1,506
Hardware systems support	—		—		—		—		—		—		—		185		598		784

Hardware Systems Revenues	—		—		—		—		—		—		—		458		1,831		2,290
Consulting	865		842		758		782		3,247		663		692		651		713		2,720
On Demand	195		189		191		204		779		180		188		211		295		874
Education	99		100		71		79		349		66		78		69		100		311

Services Revenues	1,159		1,131		1,020		1,065		4,375		909		958		931		1,108		3,905

Total Revenues	$5,331		$5,607		$5,453		$6,861		$23,252		$5,054		$5,858		$6,404		$9,505		$26,820

AS REPORTED REVENUE GROWTH RATES
New software licenses	14%		(3%	)	(6%	)	(13%	)	(5%	)	(17%	)	2%		13%		14%		6%
Software license updates and product support	23%		14%		11%		8%		14%		6%		14%		13%		12%		11%
Software Revenues	20%		8%		5%		(3%	)	6%		(1%	)	9%		13%		13%		9%

Hardware systems products	*		*		*		*		*		*		*		*		*		*
Hardware systems support	*		*		*		*		*		*		*		*		*		*
Hardware Systems Revenues	*		*		*		*		*		*		*		*		*		*
Consulting	8%		(4%	)	(10%	)	(18%	)	(7%	)	(23%	)	(18%	)	(14%	)	(9%	)	(16%	)
On Demand	23%		13%		10%		5%		12%		(8%	)	(1%	)	10%		45%		12%
Education	(2%	)	(9%	)	(23%	)	(30%	)	(16%	)	(34%	)	(22%	)	(4%	)	26%		(11%	)
Services Revenues	9%		(2%	)	(8%	)	(16%	)	(5%	)	(22%	)	(15%	)	(9%	)	4%		(11%	)
Total Revenues	18%		6%		2%		(5%	)	4%		(5%	)	4%		17%		39%		15%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	10%		5%		3%		(4%	)	1%		(14%	)	(5%	)	8%		15%		4%
Software license updates and product support	18%		20%		20%		18%		19%		11%		9%		8%		11%		10%
Software Revenues	16%		14%		14%		6%		12%		4%		4%		8%		13%		8%

Hardware systems products	*		*		*		*		*		*		*		*		*		*
Hardware systems support	*		*		*		*		*		*		*		*		*		*
Hardware Systems Revenues	*		*		*		*		*		*		*		*		*		*
Consulting	5%		4%		0%		(10%	)	(1%	)	(19%	)	(22%	)	(18%	)	(10%	)	(17%	)
On Demand	19%		19%		19%		15%		18%		(3%	)	(4%	)	6%		44%		11%
Education	(6%	)	(3%	)	(16%	)	(23%	)	(12%	)	(30%	)	(26%	)	(8%	)	24%		(12%	)
Services Revenues	6%		5%		2%		(7%	)	1%		(18%	)	(19%	)	(13%	)	3%		(12%	)
Total Revenues	14%		12%		11%		4%		10%		(1%	)	0%		12%		38%		14%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,687		$2,904		$2,846		$3,463		$11,900		$2,671		$2,979		$3,284		$4,886		$13,819
Europe, Middle East & Africa	1,830		1,881		1,824		2,413		7,948		1,642		1,976		2,167		3,153		8,938
Asia Pacific	814		822		783		985		3,404		741		903		953		1,466		4,063

Total Revenues	$5,331		$5,607		$5,453		$6,861		$23,252		$5,054		$5,858		$6,404		$9,505		$26,820

HEADCOUNT

GEOGRAPHIC AREA
Americas	32,993		33,526		32,919		32,347				32,034		31,849		44,554		43,968
Europe, Middle East & Africa	17,096		17,184		17,348		17,129				16,839		16,491		23,566		23,040
Asia Pacific	35,099		35,947		36,321		36,086				35,766		35,026		38,372		37,561

Total Company	85,188		86,657		86,588		85,562				84,639		83,366		106,492		104,569

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
SOFTWARE REVENUES

DATABASE & MIDDLEWARE REVENUES
New software licenses	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175	$1,241	$2,280	$5,406
Software license updates and product support	1,892	1,835	1,914	2,008	7,649	2,065	2,131	2,191	2,309	8,696

Database and Middleware Revenues	$2,798	$2,992	$3,034	$3,947	$12,772	$2,776	$3,306	$3,432	$4,589	$14,102

AS REPORTED GROWTH RATES
New software licenses	27%	4%	(4%)	(10%)	0%	(22%)	1%	11%	18%	6%
Software license updates and product support	26%	17%	16%	12%	18%	9%	16%	14%	15%	14%
Database and Middleware Revenues	27%	12%	8%	0%	10%	(1%)	10%	13%	16%	10%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	23%	12%	6%	(1%)	7%	(19%)	(5%)	5%	18%	4%
Software license updates and product support	22%	24%	25%	23%	23%	14%	12%	9%	13%	12%
Database and Middleware Revenues	22%	19%	17%	10%	16%	4%	5%	8%	16%	9%

APPLICATIONS REVENUES
New software licenses	$331	$469	$396	$805	$2,000	$317	$478	$477	$855	$2,127
Software license updates and product support	1,043	1,015	1,003	1,044	4,105	1,052	1,116	1,106	1,122	4,396

Applications Revenues	$1,374	$1,484	$1,399	$1,849	$6,105	$1,369	$1,594	$1,583	$1,977	$6,523

AS REPORTED GROWTH RATES
New software licenses	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%	21%	6%	6%
Software license updates and product support	18%	9%	3%	0%	7%	1%	10%	10%	8%	7%
Applications Revenues	9%	0%	(2%)	(9%)	(2%)	0%	7%	13%	7%	7%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)	15%	7%	5%
Software license updates and product support	13%	15%	11%	9%	12%	6%	6%	5%	6%	6%
Applications Revenues	5%	6%	7%	(1%)	4%	4%	3%	8%	6%	5%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2009					Fiscal 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS
Database & Middleware	$354	$471	$449	$840	$2,114	$310	$492	$540	$1,123	$2,465
Applications	182	280	224	416	1,102	185	286	283	485	1,239

New Software License Revenues	$536	$751	$673	$1,256	$3,216	$495	$778	$823	$1,608	$3,704

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$131	$617	$747

AS REPORTED GROWTH RATES
Database & Middleware	18%	5%	(7%)	(9%)	(2%)	(12%)	4%	20%	34%	17%
Applications	(9%)	(9%)	(11%)	(25%)	(16%)	2%	2%	26%	16%	12%
New Software License Revenues	7%	0%	(9%)	(15%)	(7%)	(7%)	4%	22%	28%	15%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	17%	10%	(1%)	(6%)	2%	(11%)	2%	16%	32%	15%
Applications	(10%)	(6%)	(8%)	(22%)	(14%)	6%	1%	23%	15%	11%
New Software License Revenues	6%	3%	(4%)	(12%)	(4%)	(5%)	1%	18%	26%	14%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*

EUROPE / MIDDLE EAST / AFRICA
Database & Middleware	$326	$431	$446	$759	$1,962	$224	$429	$456	$751	$1,859
Applications	94	126	125	282	627	90	119	134	261	604

New Software License Revenues	$420	$557	$571	$1,041	$2,589	$314	$548	$590	$1,012	$2,463

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$95	$390	$485

AS REPORTED GROWTH RATES
Database & Middleware	28%	2%	0%	(14%)	(2%)	(31%)	(1%)	2%	(1%)	(5%)
Applications	(23%)	(28%)	(12%)	(11%)	(17%)	(5%)	(6%)	7%	(7%)	(4%)
New Software License Revenues	11%	(7%)	(3%)	(13%)	(6%)	(25%)	(2%)	3%	(3%)	(5%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	20%	16%	15%	1%	10%	(26%)	(10%)	(3%)	6%	(5%)
Applications	(26%)	(16%)	2%	5%	(6%)	3%	(14%)	1%	(2%)	(3%)
New Software License Revenues	5%	7%	12%	2%	6%	(20%)	(11%)	(2%)	4%	(4%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*

ASIA PACIFIC
Database & Middleware	$226	$255	$225	$340	$1,047	$177	$254	$245	$406	$1,082
Applications	55	63	47	107	271	42	73	60	109	284

New Software License Revenues	$281	$318	$272	$447	$1,318	$219	$327	$305	$515	$1,366

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$47	$226	$274

AS REPORTED GROWTH RATES
Database & Middleware	45%	4%	(3%)	(1%)	7%	(22%)	0%	9%	19%	3%
Applications	1%	(13%)	(18%)	(11%)	(11%)	(24%)	17%	29%	2%	5%
New Software License Revenues	34%	0%	(6%)	(3%)	3%	(22%)	3%	12%	15%	4%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	38%	8%	1%	5%	11%	(22%)	(10%)	1%	14%	(3%)
Applications	(1%)	(2%)	(2%)	(4%)	(3%)	(23%)	2%	16%	(3%)	(2%)
New Software License Revenues	28%	5%	1%	3%	7%	(22%)	(8%)	4%	10%	(3%)
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*

TOTAL COMPANY
Database & Middleware	$906	$1,157	$1,120	$1,939	$5,123	$711	$1,175	$1,241	$2,280	$5,406
Applications	331	469	396	805	2,000	317	478	477	855	2,127

New Software License Revenues	$1,237	$1,626	$1,516	$2,744	$7,123	$1,028	$1,653	$1,718	$3,135	$7,533

Hardware Systems Products Revenues	$—	$—	$—	$—	$—	$—	$—	$273	$1,233	$1,506

AS REPORTED GROWTH RATES
Database & Middleware	27%	4%	(4%)	(10%)	0%	(22%)	1%	11%	18%	6%
Applications	(12%)	(15%)	(12%)	(19%)	(16%)	(4%)	2%	21%	6%	6%
New Software License Revenues	14%	(3%)	(6%)	(13%)	(5%)	(17%)	2%	13%	14%	6%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	23%	12%	6%	(1%)	7%	(19%)	(5%)	5%	18%	4%
Applications	(14%)	(9%)	(4%)	(11%)	(10%)	0%	(3%)	15%	7%	5%
New Software License Revenues	10%	5%	3%	(4%)	1%	(14%)	(5%)	8%	15%	4%
Hardware Systems Products Revenues	*	*	*	*	*	*	*	*	*	*

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2009 and 2008 for the fiscal 2010 and fiscal 2009 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

FISCAL 2010 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair value of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•	Hardware systems products expenses: We have excluded the effects of the fair value adjustments to our inventories acquired from Sun that were sold to customers in the periods presented, which resulted in the exclusion of these adjustments from our hardware systems products expenses and net income measures. Business combination accounting rules require us to account for inventories assumed from our acquisitions at their fair values. The non-GAAP adjustment to our hardware systems products expenses is intended to reflect the hardware systems products expenses that would have been otherwise recorded by Sun as a standalone entity upon the sale of these inventories. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we do not expect the fair value adjustments to our inventories to recur in future periods with respect to the Sun acquisition and, therefore, we expect that these adjustments will not impact our future operating expenses. Investors should note that other factors may affect the future values of our inventories and hardware systems products expenses. If we assume inventories in future acquisitions, we will be required to assess their fair values, which may result in fair value adjustments to those inventories.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period or purchase price allocation period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.